Exhibit 10.46

BACKSTOP COMMITMENT AGREEMENT

This Backstop Commitment Agreement, dated on and as of April 22, 2016 (this “Agreement”), is made by and among NUO THERAPEUTICS, INC., a Delaware corporation and debtor and debtor-in-possession under Chapter 11 of the United States Bankruptcy Code (the “Company”), and _______________________, an individual (the “Backstop Purchaser”).

WHEREAS, the Company is a debtor and debtor-in-possession in Case No. 16-10192 (MFW). (the “Case”) pending in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (captioned “In re: Nuo Therapeutics, Inc.”) under Chapter 11 of the United States Bankruptcy Code (11 U.S.C. §101, et seq.) (the “Bankruptcy Code”);

WHEREAS, the Company will be reorganized pursuant to its First Amended Plan of Reorganization (the “Plan”), subject to entry of a final order confirming the Plan by the Bankruptcy Court (the “Confirmation Order”);

WHEREAS, the Plan provides that the Company is required to raise not less than $10,500,000 in funding through a private placement of shares (the “Shares”) of the Company’s New Common Stock, par value $0.0001 per share (the “New Common Stock”); and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder, the Backstop Purchaser has irrevocably agreed to purchase from the Company, $_____________ (the “Backstop Purchase Amount”) in aggregate principal value of the Shares (the “Backstop Shares”) upon, and subject to, the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company and the Backstop Purchaser agree as follows:

1	AGREEMENT TO PURCHASE BACKSTOP SHARES

(a)          Subject to the conditions set forth herein, and if the conditions set forth in Section 1(e) have been satisfied prior to the Termination Date (the “Backstop Conditions”), the Backstop Purchaser hereby irrevocably agrees to purchase a number of Backstop Shares equal to the quotient obtained by dividing the Backstop Purchase Amount by (ii) the Backstop Shares per share price of $0.2344 1.

1 Per Share Purchase Price will provide the Backstop Purchaser with economic and voting rights with respect to two (2) times the number of shares of the Common Stock in relation to aggregate dollars invested in the Company in both the original and backstop purchases. As an example, assuming that the Backstop Purchaser invests $500,000 up front and a total of $700,000 ($200,000 additional or 40% pro-rata share of $3 million) including the Backstop Commitment, then the total number of shares owned will be 1,400,000 (2 times 700,000) at an average price of $0.50.

(b)          The closing of the purchase and sale of the Backstop Shares (the “Closing”, and the date of the Closing, the “Closing Date”) shall occur on a date to be designated by the Company, upon no less than 10 days notice to the Backstop Purchaser, after the Backstop Conditions have been satisfied and provided that such notice is sent prior to the Termination Date (the “Closing Notice”). The Closing Notice shall not be sent prior to June 30, 2017 or after the Termination Date.

(c)          At the Closing, the Company shall (i) issue to the Backstop Purchaser stock certificates representing the Backstop Shares being purchased at such Closing under this Agreement, (ii) deliver to the Backstop Purchaser a certificate stating that the representations and warranties made by the Company in Section 3 of this Agreement are true and correct in all material respects on the date of such Closing relating to the Backstop Shares being sold pursuant to this Agreement as though made on and as of such Closing Date (provided, however, that representations and warranties that speak as of a specific date shall continue to be true and correct as of the Closing with respect to such date), and (iii) cause to be delivered to the Backstop Purchaser an opinion of Dentons US LLP substantially in the form of Exhibit A hereto. At the Closing, the Backstop Purchaser shall pay, by wire transfer of immediately available funds, an amount equal to the Backstop Purchase Amount.

(d)          The Backstop Purchaser acknowledges and agrees that (i) the purchase of Backstop Shares pursuant to the Agreement is subject to all the terms and conditions set forth in this Agreement, and (ii) this Agreement shall be binding upon the Backstop Purchaser upon the execution and delivery to the Company of the Backstop Purchaser’s signed counterpart signature page to this Agreement.

(e)          The obligation of the Backstop Purchaser to purchase the Backstop Shares shall terminate on the earlier of (i) the date upon which the Company receives net proceeds (after deducting all costs, expenses and commissions) from the sale of New Common Stock in the aggregate amount of the Backstop Purchase Amount, excluding for purposes of this calculation all of the Confirmation Shares (as defined below) sold by the Company, (ii) the date that all shares of Series A Preferred Stock have been redeemed by the Company and (iv) the date that all shares of Series A Preferred Stock are no longer owned by entities affiliated with Deerfield Mgmt, L.P., Deerfield Management Company, L.P., Deerfield Special Situations Fund, L.P., and Deerfield Private Design Fund II, L.P., (the “Termination Date”).

2	BACKSTOP COMMITMENT FEES

(a)          As consideration for the entry into this Agreement Backstop but only in the event of a Termination Date, the Company shall pay, or cause to be paid, to the Backstop Purchaser a nonrefundable fee in an amount equal to their pro-rata share of $250,000 (the “Commitment Fee”).

(b)          The Commitment Fee shall be paid by the Company within 10 days after the Termination Date.

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3	REPRESENTATIONS AND WARRANTIES OF THE BACKSTOP PURCHASER

The Backstop Purchaser hereby represents and warrants only as to itself to the Company, and agrees with the Company as follows:

(a)          The Backstop Purchaser understands and acknowledges and is fully aware that (i) the Company is a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code in Case No. 16-10192 (MFW) pending in the United States Bankruptcy Court for the District of Delaware, (ii) the Company is delinquent in its filings with the Backstop Shares and Exchange Commission (the “SEC”), including as a result of its failure to file any quarterly or annual periodic report on Form 10-Q or Form 10-K for any quarterly or annual fiscal period ended after December 31, 2015 (including as a result of certain SEC no-action letter relief), (iii) the Backstop Shares are currently quoted on the OTC Markets Group OTC Pink marketplace, and (iv) the Backstop Shares are not presently quoted or listed for trading on any national securities exchange, and, notwithstanding the circumstances described in the preceding clauses (i), (ii), (iii) and (iv) (and without limiting any of the other representations and warranties or agreements of Purchaser herein), the Backstop Purchaser has made its own investment decision to subscribe for and purchase Securities issued in the Offering.

(b)          The Backstop Purchaser has carefully read this Agreement and Registration Rights Agreement attached hereto as Exhibit B (collectively the “Offering Documents”), and is familiar with and understands the terms of the Offering Documents. The Backstop Purchaser has also carefully read and considered the Company’s First Amended Disclosure Statement for Debtor’s First Amended Plan of Reorganization under Chapter 11 of the Bankruptcy Code dated March 28, 2016 (the “Disclosure Statement”) and the Plan Supplement dated April 15, 2016. The Backstop Purchaser has relied only on the information contained in the Offering Documents, the Disclosure Statement and the Company’s SEC filings through the Closing Date (the “SEC Filings”), and has not relied on any representation made by any other person, other than as set forth in Sections 2(c) and (d) below. The Backstop Purchaser fully understands all of the risks related to the purchase of the Backstop Shares. The Backstop Purchaser has carefully considered and has discussed with the Backstop Purchaser’s professional legal, tax, accounting and financial advisors, to the extent the Backstop Purchaser has deemed necessary, the suitability of an investment in the Backstop Shares for the Backstop Purchaser’s particular tax and financial situation and has determined that the Backstop Shares being subscribed for by the Backstop Purchaser are a suitable investment for the Backstop Purchaser. The Backstop Purchaser recognizes that an investment in the Backstop Shares involves substantial risks, including the possible loss of the entire amount of such investment. The Backstop Purchaser further recognizes that the Company has broad discretion concerning the use and application of the proceeds from the Offering.

(c)          The Backstop Purchaser acknowledges that (i) the Backstop Purchaser has had the opportunity to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books that the Backstop Purchaser requested have been made available for inspection by the Backstop Purchaser, the Backstop Purchaser’s attorney, accountant or advisors.

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(d)          The Backstop Purchaser and the Backstop Purchaser’s advisors have had a reasonable opportunity to ask questions of and receive answers from representatives of the Company or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the Backstop Purchaser. The Backstop Purchaser understands that it is not relying on any representation of any kind made by the Company regarding the Company, the Backstop Shares or any other matter other than as set forth herein.

(e)          The Backstop Purchaser is not subscribing for the Backstop Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar, meeting or conference whose attendees have been invited by any general solicitation or general advertising.

(f)          The Backstop Purchaser has adequate means of providing for the Backstop Purchaser’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Backstop Shares for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment.

(g)          The Backstop Purchaser has sufficient knowledge and experience in financial, tax and business matters to enable the Backstop Purchaser to utilize the information made available to the Backstop Purchaser in connection with the Backstop Shares, to evaluate the merits and risks of an investment in the Backstop Shares and to make an informed investment decision with respect to an investment in the Backstop Shares on the terms described in the Offering Documents.

(h)          The Backstop Purchaser will not sell or otherwise transfer the Backstop Shares without registration under the Securities Act and applicable state securities laws or an applicable exemption therefrom. The Backstop Purchaser acknowledges that neither the offer nor sale of the Backstop Shares has been registered under the Securities Act or under the Backstop Shares laws of any state. The Backstop Purchaser represents and warrants that the Backstop Purchaser is acquiring the Backstop Shares for the Backstop Purchaser’s own account and not with a current view toward resale or distribution within the meaning of the Securities Act. The Backstop Purchaser has not offered or sold the Backstop Shares being acquired nor does the Backstop Purchaser have any present intention of selling, distributing or otherwise disposing of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstances in violation of the Securities Act. The Backstop Purchaser is aware that (i) the Backstop Shares are not currently eligible for sale in reliance upon Rule 144 promulgated under the Securities Act and (ii) the Company has no obligation to register the Backstop Shares subscribed for hereunder, except as provided in the Registration Rights Agreement, dated the date hereof, among the Company and the Backstop Purchaser, in the form of Exhibit B attached hereto (the “Registration Rights Agreement”). By making these representations herein, the Backstop Purchaser is not making any representation or agreement to hold the Backstop Shares for any minimum or other specific term and reserves the right to dispose of the Backstop Shares at any time in accordance with or pursuant to a registration statement or an available exemption to the registration requirements of the Securities Act.

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(i)          The Backstop Purchaser acknowledges that the certificates representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

The Backstop Shares represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the Backstop Shares nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from registration, which is available under such act.

Certificates evidencing the Shares shall not be required to contain such legend or any other legend (i) following any sale of such Shares pursuant to Rule 144, or (ii) if such Shares are eligible for sale under Rule 144(b) or have been sold pursuant to the Registration Statement (as defined in the Registration Rights Agreement) and in compliance with the obligations set forth in the Registration Rights Agreement, or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Backstop Shares and Exchange Commission), in each such case (i) through (iii) to the extent reasonably determined by the Company’s legal counsel. Subject to the foregoing, at such time and to the extent a legend is no longer required for the Shares, the Company will use its reasonable best efforts to no later than five (5) trading days following the delivery by a Backstop Purchaser to the Company or to the Company and the Company’s transfer agent of a legended certificate representing such Shares (together with such accompanying documentation or representations as reasonably required by counsel to the Company), deliver or cause to be delivered a certificate representing such Shares that is free from the foregoing legend.

(j)          If this Agreement is executed and delivered on behalf of a partnership, corporation, limited liability company, trust, estate or other entity: (i) such partnership, corporation, limited liability company, trust, estate or other entity has the full legal right and power and all authority and approval required (a) to execute and deliver this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, limited liability company, trust, estate or other entity in connection with the purchase of its Securities, and (b) to purchase and hold such Securities, (ii) the signature of the party signing on behalf of such partnership, corporation, limited liability company, trust, estate or other entity is binding upon such partnership, corporation, limited liability company, trust, estate or other entity, and (iii) such partnership, corporation, limited liability company, trust or other entity has not been formed for the specific purpose of acquiring such Securities, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information to the Company substantiating such individual qualification.

(k)          If the Backstop Purchaser is a retirement plan or is investing on behalf of a retirement plan, the Backstop Purchaser acknowledges that an investment in the Backstop Shares poses additional risks, including the inability to use losses generated by an investment in the Backstop Shares to offset taxable income.

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(l)          The information contained in the Backstop Purchaser questionnaire in the form of Exhibit C attached hereto (the “Purchaser Questionnaire”) delivered by the Backstop Purchaser in connection with this Agreement is complete and accurate in all respects, and the Backstop Purchaser is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act on the basis indicated therein.

(m)          The Backstop Purchaser acknowledges that the Company will have the authority to issue shares of New Common Stock, in excess of those being issued in connection with the Backstop Shares, and that the Company may issue additional shares of New Common Stock from time to time. The issuance of additional shares of New Common Stock may cause dilution of the existing shares of New Common Stock and a decrease in the market price of such existing shares. The Backstop Purchaser acknowledges and agrees that the Backstop Purchaser shall have no preemptive rights, right of first refusal, or other rights to subscribe for or purchase any shares of New Common Stock the Company may issue in the future as a result of the Backstop Purchaser’s purchase of Securities pursuant to this Agreement.

(n)          The Backstop Purchaser agrees that from date hereof until the fifth anniversary of the Closing Date, the Backstop Purchaser will not enter into any Short Sales of New Common Stock. For purposes of this Agreement, “Short Sales” are defined as orders by a Backstop Purchaser to its broker or agent to sell presently a specified number of shares of New Common Stock held by the broker or agent in return for the Person’s promise to replace the New Common Stock sold at a later date. The prohibition on Short Sales contained in this Agreement extends to (i) “naked” shorts sales, which are short sales of New Common Stock which the seller does not presently hold and are completed by covering through a market purchase of the shares due, and (ii) short sales “against the box,” which are short sales of New Common Stock shares which the seller does presently hold, which are either covered by a market purchase (as with the “naked short”) or by delivering the shares held against the shares due. The Backstop Purchaser further acknowledges and agrees that in the event of its breach of this Section 3(n), monetary damages shall not constitute a sufficient remedy and that, in addition to other rights and remedies existing in its favor, the Company may apply to the Bankruptcy Court or to any other court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof, in each case without the requirement of posting a bond or proving actual damages. All Backstop Shares shall bear a restrictive legend that prohibits for five (5) years from the Closing Date the use of the issued shares by the holder thereof for purposes of covering a short sale by the holder or any other person designated by the holder or who maintains the New Common Stock on behalf of the holder.

4	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

(a)          The Company hereby makes the following representations and warranties to the Backstop Purchaser:

(b)          Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and, except as disclosed in the Disclosure Statement and the SEC Filings, the Company has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, properties, assets, financial condition or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

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(c)          Capitalization. The authorized capital stock of the Company after the Confirmation Order will consist of 25,000,000 shares of New Common Stock and 1,000,000 shares of preferred stock, par value $0.0001 per share. 1,100,000 shares of Common Stock will be reserved for future issuance to employees, directors, officers and consultants pursuant to the Company’s employee stock plans. Other than as set forth above or as contemplated in this Agreement, there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which either the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

(d)          Issuance; Reservation of Shares. The issuance of the Backstop Shares has been duly and validly authorized by all necessary corporate and stockholder action, and the Backstop Shares, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable shares of New Common Stock of the Company.

(e)          Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement, and to consummate the transactions contemplated hereby and thereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Backstop Shares contemplated herein and the performance of the Company’s obligations hereunder and thereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms and subject to laws of general application relating to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The issuance and sale of the Backstop Shares contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person, except for those that which have been complied with or waived.

(f)          No Conflict; Governmental and Other Consents.

(i)          The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of, (i) any provision of the Certificate of Incorporation or Bylaws of the Company or any of its subsidiaries, or (ii) any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company or any of its subsidiaries is bound, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company except to the extent that any such violation, conflict or breach would not be reasonably likely to have a Material Adverse Effect.

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(ii)         No consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Backstop Shares, except (i) such approval as may be required under the Securities Act and applicable state securities laws in respect of the registration of the Backstop Shares as contemplated by the Registration Statement, and (ii) such post-Closing filings as may be required to be made with the SEC, the Financial Industry Regulatory Authority, Inc., and with any state or foreign blue sky or securities regulatory authority.

(g)          Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(h)          Compliance with Law. Except as disclosed in the Disclosure Statement and the SEC Filings, the Company and its subsidiaries are in compliance in all material respects with all applicable laws, including, to the extent applicable, U.S. anti-money laundering laws and U.S. Treasury Department’s Office of Foreign Assets Control regulations, except for such noncompliance that would not reasonably be likely to have a Material Adverse Effect. Neither the Company or its subsidiaries has received any notice of, nor does the Company have any knowledge of, any violation (or of any investigation, inspection, audit or other proceeding by any governmental entity involving allegations of any violation) of any applicable law involving or related to the Company or any of its subsidiaries which has not been dismissed or otherwise disposed of that would be reasonably likely to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received notice or otherwise has any knowledge that the Company or any of its subsidiaries is charged with, threatened with or under investigation with respect to, any violation of any applicable law that would reasonably be likely to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any employee or agent of the Company or any subsidiary has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law. The Company, its subsidiaries and, to the Company’s knowledge, their respective directors, officers, employees and agents have complied in all material respects with the Foreign Corrupt Practices Act of 1977, as amended, and any related rules and regulations. The Company expects to be in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder within 180 days of the Closing, except where such noncompliance would not reasonably be likely to have a Material Adverse Effect.

(i)          No Integrated Offering. Assuming the accuracy of the Backstop Purchaser’s representations and warranties set forth in Section 3 of this Agreement, neither the Company, nor any of its affiliates or other person acting on the Company’s behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the sale of the Backstop Shares to be integrated with prior offerings by the Company for purposes of the Securities Act, when integration would cause the sale of the Backstop Shares not to be exempt from the requirements of Section 5 of the Securities Act.

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(j)          No Registration. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Backstop Purchaser, no registration of the Backstop Shares under the Securities Act is required in connection with the offer and sale of the Backstop Shares by the Company to the Backstop Purchaser as contemplated by this Agreement.

(k)          Disclosure. The Company understands and acknowledges that the Backstop Purchaser will rely on the foregoing representations in purchasing the Backstop Shares of the Company hereunder. All disclosure provided by the Company to the Backstop Purchaser in the Company’s SEC Filings and the Disclosure Statement regarding the Company, its business and the transactions contemplated hereby furnished by or on the behalf of the Company are, taken as a whole, true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company’s knowledge, no material event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

5	UNDERSTANDINGS

The Backstop Purchaser understands, acknowledges and agrees with the Company as follows:

(a)          The execution of this Agreement by the Backstop Purchaser or solicitation of the investment contemplated hereby shall create no obligation on the part of the Company to accept any subscription or complete the sale of the Backstop Shares. If the Company accepts a subscription for Securities made by a Backstop Purchaser, it shall countersign this Agreement. If this Agreement is not countersigned by the later of (i) five (5) business days following the Company’s receipt thereof, and (ii) one (1) business day after entry of the Confirmation Order by the Bankruptcy Court approving the Plan , the Backstop Purchaser shall have the option to withdraw its investment by delivering written notice thereof to the Company. This Agreement, however, shall remain valid unless and until the Company has received such written notice of withdrawal. The Backstop Purchaser hereby acknowledges and agrees that the subscription hereunder, once accepted by the Company, is irrevocable by the Backstop Purchaser, and that, except as required by law, the Backstop Purchaser is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Backstop Purchaser hereunder, except that the obligations under this Agreement shall not survive the death or disability of the Backstop Purchaser.

(b)          No federal or state agency or authority has made any finding or determination as to the accuracy or adequacy of the Offering Documents or as to the fairness of the terms of the sale of the Backstop Shares nor any recommendation or endorsement of the Backstop Shares. Any representation to the contrary is a criminal offense. In making an investment decision, the Backstop Purchaser must rely on its own examination of the Company and the terms of the sale of the Backstop Shares, including the merits and risks involved.

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(c)          The sale of the Backstop Shares is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Backstop Purchaser herein and in the Backstop Purchaser Questionnaire.

(d)          Notwithstanding the registration obligations provided herein, there can be no assurance that the Backstop Purchaser will be able to sell or dispose of the Backstop Shares. It is understood that in order not to jeopardize the sale of the Backstop Shares exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

6	COVENANTS OF THE COMPANY

(a)          Notwithstanding anything in this Agreement to the contrary, following the foregoing issuance and filing the Company shall have no obligation to, and will not, disclose or provide any material, non-public information to the Backstop Purchaser or its agents or counsel.

(b)          The Company shall use its reasonable best efforts (i) to be in compliance with all of its SEC filing obligations (including having made all filings under the Exchange Act that have not been timely filed as of the date hereof) not later than the 180th day following the Closing and (ii) thereafter, to file in a timely manner all required reports under the Exchange Act.

(c)          The Company agrees to file one or more Forms D with respect to the Backstop Shares on a timely basis as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Backstop Purchaser and its counsel promptly after such filing.

(d)          The Company will not sell, offer to sell, solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) that is or could be integrated with the sale of the Backstop Shares in a manner that would require the registration of the Backstop Shares under the Securities Act.

7	MISCELLANEOUS

(a)          Notices. Any notice or other document required or permitted to be given or delivered to the Backstop Purchaser shall be in writing and sent (x) by fax if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid) or (y) by an internationally recognized overnight delivery service (with charges prepaid):

(i)          if to the Company, at

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Nuo Therapeutics, Inc.

207A Perry Parkway, Suite 1

Gaithersburg, MD 20877

Attention: Chief Executive Officer

Facsimile: (240) 499-2690

or such other address as it shall have specified to the Backstop Purchaser in writing, with a copy (which shall not constitute notice) to:

Dentons US LLP

1221 Avenue of the Americas

New York, NY 10020-1089

Attention: Jeffrey A. Baumel, Esq.

Facsimile: (973) 912-7199

and

Dentons US LLP

1301 K Street, N.W.

Suite 600, East Tower

Washington, D.C. 20006

Attention: Sam J. Alberts, Esq.

Facsimile: (202) 408-6399

(ii)         if to the Backstop Purchaser, at its address set forth on the signature page to this Agreement, or such other address as it shall have specified to the Company in writing.

(b)          Section Headings. The article and section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. References in this Agreement to a designated “Section” refer to a Section of this Agreement unless otherwise specifically indicated.

(c)          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

(d)          Consent to Jurisdiction and Service of Process. The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the State of Delaware and the courts of the United States of America located in the District of Delaware, and appellate courts from any thereof in any action or proceeding arising out of or relating to this Agreement.

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(e)          Waiver of Jury Trial. Each of the parties to this Agreement hereby unconditionally agrees to waive, to the fullest extent permitted by applicable law, its respective rights to a jury trial of any claim or cause of action (whether based on contract, tort or otherwise) based upon, arising out of or relating to this Agreement or the transactions contemplated hereby. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims and all other common law and statutory claims. Each party hereto: (i) acknowledges that this waiver is a material inducement to enter into this Agreement, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in its related future dealings, (ii) acknowledges that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not in the event of any action or proceeding, seek to enforce the foregoing waiver and (iii) warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 6(E) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

(f)          Amendments. This Agreement may be amended only by an instrument in writing executed by the Company and the Backstop Purchaser.

(g)          Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and thereby.

(h)          Severability. The invalidity or unenforceability of any specific provision of this Agreement shall not invalidate or render unenforceable any of its other provisions. Any provision of this Agreement held invalid or unenforceable shall be deemed reformed, if practicable, to the extent necessary to render it valid and enforceable and to the extent permitted by law and consistent with the intent of the parties to this Agreement.

(i)          Arms Length Negotiations. The Company acknowledges and the Backstop Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.

(j)          Counterparts. This Agreement may be executed in multiple counterparts, including by means of facsimile, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

(SIGNATURE PAGE FOLLOWS)

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its respective duly authorized officers as of the date first above written.

COMPANY

NUO THERAPEUTICS, INC.

By:

Name:
Title:

BACKSTOP PURCHASER

By:

Name:
Title:

SCHEDULE A

SUBSIDIARIES

Cytomedix Acquisition Corp LLC

Aldagen, Inc. (Delaware)

EXHIBIT A

LEGAL MATTERS

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

EXHIBIT C

CONFIDENTIAL PURCHASER QUESTIONNAIRE

This Questionnaire must be completed and returned to:

NUO THERAPEUTICS, INC.

207A Perry Parkway, Suite 1

Gaithersburg, MD 20877

Attention: Chief Financial Officer

Facsimile: (240) 499-2690

1.          IF YOU ARE AN INDIVIDUAL PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (A) IF YOU ARE AN ENTITY PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (B)

A.          INDIVIDUAL IDENTIFICATION QUESTIONS

Name (Exact name as it should appear on stock certificate)

Residence:

Address

Home Telephone Number

Fax Number

Date of Birth

Social Security Number

B.          IDENTIFICATION QUESTIONS FOR ENTITIES

Name (Exact name as it will appear on stock certificate)

Address of Principal Place of Business

State (or Country) of Formation or Incorporation

Contact Person

Telephone Number

Type of Entity (corporation, partnership, trust, etc.)

Was entity formed for the purpose of this investment? Yes or No

2.            DESCRIPTION OF INVESTOR

The following information is required to ascertain whether you would be deemed an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act.

Please check whether you are any of the following:

_____________a corporation or partnership with total assets in excess of $5,000,000, not organized for the purpose of this particular investment;

_____________private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives o a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 o an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

_____________a trust not organized to make this particular investment, with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933 and who completed item 4 below of this questionnaire or a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity or an insurance company as defined in Section 2(13) of the Securities Act of 1933;

_____________an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (i) whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or (ii) whose total assets exceed $5,000,000, or (iii) if a self-directed plan, whose investment decisions are made solely by a person who is an accredited investor and who completed Part I of this questionnaire;

_____________a charitable, religious, educational or other organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of this investment, with total assets in excess of $5,000,000;

_____________an entity not located in the U.S. none of whose equity owners are U.S. citizens or U.S. residents;

_____________a broker or dealer registered under Section 15 of the Backstop Shares Exchange Act of 1934;

_____________a plan having assets exceeding $5,000,000 established and maintained by a government agency for its employees;

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_____________an individual who had individual income from all sources during each of the last two years in excess of $200,000 or the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000 and who reasonably excepts that either your own income from all sources during the current year will exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year will exceed $300,000;

_____________an individual whose net worth as of the date you purchase the Backstop Shares offered, together with the net worth of your spouse, be in excess of $1,000,000 ;

_____________an entity in which all of the equity owners are accredited investors

3.           BUSINESS, INVESTMENT AND EDUCATIONAL EXPERIENCE

Occupation

Number of Years

Present Employer

Position/Title Educational Background

Frequency of prior investment (check one in each column):

	Frequently	Occasionally	Never
Stock & Bonds

Venture Capital Investments

4.           SIGNATURE

The above information is true and correct. The undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information, which may occur prior to the investment.

Executed on ___________, 2016

____________________________________

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